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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 11, 2003

                              The Medicines Company
               (Exact Name of Registrant as Specified in Charter)

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
           Delaware                     000-31191                    04-3324394
  ---------------------------         ------------              ------------------
 (State or Other Jurisdiction          (Commission                (I.R.S. Employer
      of Incorporation)                File Number)             Identification No.)

       5 Sylvan Way, Suite 200
       Parsippany, New Jersey                                            07054
---------------------------------------                                ----------
(Address of Principal Executive Offices)                               (Zip Code)
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Registrant's telephone number, including area code: (973) 656-1616

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On February 11, 2003, The Medicines Company announced its financial results for the quarter and full year period ended December 31, 2002.

         The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

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         Exhibit No.              Description
         99.1                     Press release dated February 11, 2003 entitled "The
                                  Medicines Company Reports Fourth Quarter and Full Year
                                  2002 Financial Results."
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2003                  THE MEDICINES COMPANY


                                          By:      /s/ Steven H. Koehler
                                                   -----------------------------
                                                   Steven H. Koehler
                                                   Vice President and Chief
                                                   Financial Officer
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                                 EXHIBIT INDEX

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         Exhibit No.              Description
         99.1                     Press release dated February 11, 2003 entitled "The
                                  Medicines Company Reports Fourth Quarter and Full Year
                                  2002 Financial Results."